SUPPLEMENT TO THE PROSPECTUS

I.             Modification of NAV Privilege for Certain Former Evergreen Shareholders. (Effective July 31, 2012)

The privilege granted to former Evergreen shareholders of Class IS and Class R shares allowing them to purchase Class A shares of a Wells Fargo Advantage Fund at net asset value is modified so that it is now available solely to those shareholders whose shares are held directly with a Fund on or after July 31, 2012. Accordingly, the last two bullet points under “Class A Shares Sales Charge Waivers for Certain Parties” are replaced with the following:

Former Evergreen Class IS shareholders who received Class A shares of a Fund as a result of a reorganization can continue to purchase Class A shares of that Fund and any other Wells Fargo Advantage Fund purchased subsequently by exchange at NAV, without paying the customary sales load, after which subsequent purchases of shares of the subsequent Fund may also be made at NAV, so long as such shares are held directly with the Fund on or after July 31, 2012.

Former Evergreen Class R shareholders who received Class A shares of a Fund as a result of a reorganization can continue to purchase Class A shares of that Fund and any other Wells Fargo Advantage Fund purchased subsequently by exchange at NAV, without paying the customary sales load, after which subsequent purchases of shares of the subsequent Fund may also be made at NAV, so long as such shares are held directly with the Fund on or after July 31, 2012.

July 10, 2012